Valued Advisers Trust

Angel Oak Multi-Strategy Income Fund

Supplement to the Prospectus dated May 30, 2014

(as may be supplemented from time to time)

Supplement dated June 10, 2014

The Board of Trustees (the “Board”) of the Valued Advisers Trust has approved a revision to the principal investment strategies and risks of the Angel Oak Multi-Strategy Income Fund (the “Fund”). Accordingly, effective immediately, the Fund’s investments in collateralized loan obligations (“CLOs”) are limited to 20% of the Fund’s net assets. The second paragraph under the heading “Principal Investment Strategies” is hereby deleted and replaced with the following:

Currently, the Adviser anticipates focusing the Fund’s investments on non-agency, residential mortgage-backed securities. When selecting these types of investments for the Fund, the Adviser intends to focus on residential mortgage-backed securities that are collateralized by pools of Prime or Alternative-A (“Alt-A”) mortgages (i.e., mortgages made to borrowers with lower credit risk profiles than “sub-prime”) and that are seasoned (i.e., have a history of timely payments) (these securities are also known as “collateralized mortgage obligations” or “CMOs”). These securities may be either “agency” or “non-agency,” meaning that they have balances that fall within the limits set by the Federal Housing Finance Agency (“FHFA”) and qualify as collateral for securities that are issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). Non-agency loans may or may not meet such criteria and are sometimes referred to as “private label paper.” The Fund may also invest up to 20% of its net assets in collateralized loan obligations (“CLOs”), which are backed by a pool of corporate debt. CLOs are similar to CMOs, but differ as to the type of underlying loan.

The “Mortgage-Backed and Asset-Backed Securities Risks” paragraph under the heading “Principal Risks” is hereby deleted and replaced with the following:

Mortgage-Backed and Asset-Backed Securities Risks. Prepayment risk is associated with mortgage-backed and asset-backed securities, including CLOs. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. Certain mortgage-backed securities may be secured by pools of mortgages on single-family, multi-family properties, as well as commercial properties. Similarly, asset-backed securities may be secured by pools of loans, such as corporate loans, student loans, automobile loans and credit card receivables. The credit risk on such securities is affected by homeowners or borrowers defaulting on their loans. The values of assets underlying mortgage-backed and asset-backed securities, including CLOs, may decline and therefore may not be adequate to cover underlying investors. Mortgage-backed securities and other securities issued by participants in housing and commercial real estate finance, as well as other real estate-related markets have experienced extraordinary weakness and volatility in recent years. Possible legislation in the area of residential mortgages, credit cards, corporate loans and other loans that may collateralize the securities in which the Fund may invest could negatively impact the value of the Fund’s investments. To the extent the Fund focuses its investments in particular types of mortgage-backed or asset-backed securities, including CLOs, the Fund may be more susceptible to risk factors affecting such types of securities.

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This supplement and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. A Statement of Additional Information, dated May 30, 2014 (as may be supplemented from time to time) has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Fund at (877) 625-3042.

Angel Oak Multi-Strategy Income Fund

Supplement dated June 10, 2014

To the Fund’s Statement of Additional Information dated May 30, 2014

The paragraph entitled “Collateralized Loan Obligations” under the heading “Additional Information About Fund Investments and Risk Considerations” is hereby deleted and replaced with the following:

Collateralized Loan Obligations (CLOs). The Fund may invest up to 20% of its net assets in CLOs, which are debt instruments backed solely by a pool of other debt securities. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Fund invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Fund as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Fund may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

This supplement, the Statement of Additional Information, and the Prospectus provide the information a prospective investor should know about the Fund and should be retained for future reference. The Prospectus and Statement of Additional Information, each dated May 30, 2014, have been filed with the Securities and Exchange Commission. You may obtain these documents without charge by calling the Fund at (877) 625-3042.